EXHIBIT A

JOINT FILING AGREEMENT

This will confirm the agreement by and among the undersigned that the Schedule 13G filed with the Securities and Exchange Commission on or about the date hereof with respect to the beneficial ownership by the undersigned of the Class A Common Stock, par value $0.0001 per share, of Samsara, Inc. (this “Agreement”), is being filed, and all amendments thereto will be filed, on behalf of each of the persons and entities named below that is named as a reporting person in such filing in accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Dated: September 30, 2022

WARBURG PINCUS GLOBAL GROWTH, L.P.

By: Warburg Pincus Global Growth GP, L.P., its general partner

By: WP Global LLC, its general partner

By: Warburg Pincus Partners II, L.P., its managing member

By: Warburg Pincus Partners GP LLC, its general partner

By: Warburg Pincus & Co., its managing member

/s/ David Sreter
Name: David Sreter
Title: Partner

WARBURG PINCUS GLOBAL GROWTH-B, L.P.

By: Warburg Pincus Global Growth GP, L.P., its general partner

By: WP Global LLC, its general partner

By: Warburg Pincus Partners II, L.P., its managing member

By: Warburg Pincus Partners GP LLC, its general partner

By: Warburg Pincus & Co., its managing member

/s/ David Sreter
Name: David Sreter
Title: Partner

WARBURG PINCUS GLOBAL GROWTH-E, L.P.

By: Warburg Pincus Global Growth GP, L.P., its general partner

By: WP Global LLC, its general partner

By: Warburg Pincus Partners II, L.P., its managing member

By: Warburg Pincus Partners GP LLC, its general partner

By: Warburg Pincus & Co., its managing member

/s/ David Sreter
Name: David Sreter
Title: Partner

WARBURG PINCUS GLOBAL GROWTH PARTNERS, L.P.

By: Warburg Pincus Global Growth GP, L.P., its general partner

By: WP Global LLC, its general partner

By: Warburg Pincus Partners II, L.P., its managing member

By: Warburg Pincus Partners GP LLC, its general partner

By: Warburg Pincus & Co., its managing member

/s/ David Sreter
Name: David Sreter
Title: Partner

WP GLOBAL GROWTH PARTNERS, L.P.

By: Warburg Pincus Global Growth GP, L.P., its general partner

By: WP Global LLC, its general partner

By: Warburg Pincus Partners II, L.P., its managing member

By: Warburg Pincus Partners GP LLC, its general partner

By: Warburg Pincus & Co., its managing member

/s/ David Sreter
Name: David Sreter
Title: Partner

WARBURG PINCUS GLOBAL GROWTH GP, L.P.

By: WP Global LLC, its general partner

By: Warburg Pincus Partners II, L.P., its managing member

By: Warburg Pincus Partners GP LLC, its general partner

By: Warburg Pincus & Co., its managing member

/s/ David Sreter
Name: David Sreter
Title: Partner

WP GLOBAL LLC

By: Warburg Pincus Partners II, L.P., its managing member

By: Warburg Pincus Partners GP LLC, its general partner

By: Warburg Pincus & Co., its managing member

/s/ David Sreter
Name: David Sreter
Title: Partner

WARBURG PINCUS PARTNERS II, L.P.

By: Warburg Pincus Partners GP LLC, its general partner

By: Warburg Pincus & Co., its managing member

/s/ David Sreter
Name: David Sreter
Title: Partner

WARBURG PINCUS PARTNERS GP LLC

By: Warburg Pincus & Co., its managing member

/s/ David Sreter
Name: David Sreter
Title: Partner

WARBURG PINCUS & CO.

/s/ David Sreter
Name: David Sreter
Title: Partner

WP SCARLETT HOLDCO, L.P.

By: WP Scarlett Holdco GP LLC, its general partner

By: Warburg Pincus Global Growth, L.P.

By: Warburg Pincus Global Growth GP, L.P., its general partner

By: WP Global LLC, its general partner

By: Warburg Pincus Partners II, L.P., its managing member

By: Warburg Pincus Partners GP LLC, its general partner

By: Warburg Pincus & Co., its managing member

/s/ David Sreter
Name: David Sreter
Title: Partner

WP SCARLETT HOLDCO GP LLC

By: Warburg Pincus Global Growth, L.P.

By: Warburg Pincus Global Growth GP, L.P., its general partner

By: WP Global LLC, its general partner

By: Warburg Pincus Partners II, L.P., its managing member

By: Warburg Pincus Partners GP LLC, its general partner

By: Warburg Pincus & Co., its managing member

/s/ David Sreter
Name: David Sreter
Title: Partner